SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): AUGUST 28, 2017

STAPLES, INC.

(Exact name of registrant as specified in charter)

Delaware	0-17586	04-2896127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Hundred Staples Drive, Framingham, MA	01702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 508-253-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Issuance of 8.500% Senior Notes due 2025

On August 28, 2017 (the “Closing Date”), Arch Merger Sub Inc., a Delaware corporation (the “Escrow Issuer” or “Merger Sub”), formed by funds managed by Sycamore Partners Management, L.P. (“Sycamore”) in connection with the previously announced proposed acquisition of Staples, Inc. (the “Company”) by such funds, pursuant to the Agreement and Plan of Merger, dated as of June 28, 2017 (the “Merger Agreement”), by and among the Company, Arch Parent Inc., a Delaware corporation (the “Parent”), and Merger Sub, in which Merger Sub will merge with and into the Company with the Company continuing as the surviving corporation (the “Merger”), issued $1.0 billion aggregate principal amount of 8.500% Senior Notes due 2025 (the “Notes”). The Notes were sold in the United States to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A and outside the United States to non-U.S. persons in reliance on Regulation S. The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

The net proceeds of this issuance, together with borrowings under certain new senior secured credit facilities (the “New Senior Secured Credit Facilities”) and the cash equity contributions of certain funds managed by Sycamore, will be used to finance the consummation of the portion of the Merger attributable to the acquisition of the North American Delivery business of the Company and to pay related fees, costs and expenses.

Merger Sub deposited the gross proceeds from the offering of the Notes, plus an amount sufficient to fund a special mandatory redemption of the Notes, including accrued interest on the Notes through September 30, 2017, into a segregated escrow account with Wells Fargo Bank, National Association, as escrow agent. If the Merger is not consummated on or prior to December 28, 2017 or if the Merger Agreement is otherwise terminated, the Notes will be subject to a special mandatory redemption. The special mandatory redemption price will be equal to 100% of the initial issue price of the notes, plus accrued and unpaid interest to, but not including, the date of such special mandatory redemption. Upon consummation of the Merger, Merger Sub will be merged with and into the Company, the Company will assume all of the obligations of Merger Sub under the Notes and each of the Company’s existing and future wholly-owned domestic restricted subsidiaries that guarantee the New Senior Secured Credit Facilities will guarantee the Notes.

In connection therewith, the Escrow Issuer has entered into the following agreements:

Indenture

On the Closing Date, the Escrow Issuer entered into an indenture with Wells Fargo Bank, National Association, as trustee (the “Trustee”), providing for the issuance of the Notes and the terms thereof (the “Indenture”). The Indenture provides, among other things, that the Notes are general unsecured obligations of the Escrow Issuer. Interest is payable on the Notes on each March 15 and September 15, commencing March 15, 2018. At any time and from time to time prior to September 15, 2020, the Escrow Issuer may redeem the outstanding Notes in whole or in part at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, on such Notes to the redemption date, plus a make-whole premium determined in accordance with the Indenture. On or after September 15, 2020, the Escrow Issuer may redeem some or all of the outstanding Notes at redemption prices set forth in the Indenture. In addition, at any time prior to September 15, 2020, the Escrow Issuer may redeem up to 40% of the aggregate principal amount of the Notes using net proceeds from certain equity offerings at a redemption price equal to 108.500% of the principal amount of such Notes, plus accrued and unpaid interest and special interest, if any, to the redemption date, provided that certain conditions are met.

The terms of the Indenture, among other things, limit the ability of the Escrow Issuer to incur additional debt and issue preferred stock; pay dividends or make other restricted payments; make certain investments; grant liens; allow restrictions on the ability of certain of their subsidiaries to pay dividends or make other payments; sell assets; merge or consolidate with other entities; and enter into transactions with affiliates.

Subject to certain limitations, in the event of a Change of Control (as defined in the Indenture), the Escrow Issuer will be required to make an offer to purchase all of the Notes at a price equal to 101% of the aggregate principal amount of the Notes repurchased, plus accrued and unpaid interest and special interest, if any, to the date of repurchase thereof.

The Indenture provides for customary events of default, which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other covenants or agreements in the Indenture; failure to pay certain other indebtedness; failure to pay certain final judgments; failure of certain guarantees to be enforceable; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs, the Trustee or the holders of at least 30% in aggregate principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately.

Escrow Agreement

In connection with the issuance and sale of the Notes, the Escrow Issuer, Wells Fargo Bank, National Association, as escrow agent (the “Escrow Agent”), and the Trustee entered into an escrow agreement dated August 28, 2017 (the “Escrow Agreement”). Pursuant to the Escrow Agreement, the Escrow Issuer deposited into a segregated escrow account the gross proceeds from the offering of the Notes, together with an amount sufficient to pay accrued and unpaid interest from the issue date of the Notes to, but excluding, September 30, 2017. Prior to the release of the funds from the segregated escrow account to the Escrow Issuer (the “Escrow Release”), the Notes will be secured by a first-priority security interest in the escrow account and all deposits and investment property therein to the Trustee for the benefit of the holders of the Notes. The Escrow Release is subject to the satisfaction of certain conditions, including the closing of the Merger.

Copies of the Indenture and the form of Notes are filed herewith as Exhibits 4.1 and 4.2, respectively, and are each incorporated herein by reference. The foregoing descriptions of the Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of those documents.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information under “Indenture” in Item 1.01 above is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
4.1	Indenture, dated as of August 28, 2017, between Arch Merger Sub Inc. and Wells Fargo Bank, National Association, as trustee.
4.2	Form of 8.500% Senior Notes due 2025 (included in Exhibit 4.1).

Safe Harbor for Forward-Looking Statements

Statements in this document regarding the use of the net proceeds of the offering of the Notes, the proposed Merger, and other statements about Parent and the Company managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements, although not all forward-looking statements contain these identifying words.  Readers should not place undue reliance on these forward-looking statements. The Company’s actual results may differ materially from such forward-looking statements as a result of numerous factors, some of which the Company may not be able to predict and may not be within the Company’s control.  Factors that could cause such differences include, but are not limited to, (i) the risk that the proposed Merger may not be completed in a timely manner, or at all, which may adversely affect the Company’s business, (ii) the failure to satisfy all of the closing conditions of the proposed Merger, including the adoption of the Merger Agreement by the Company’s stockholders, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed Merger on the Company’s business, operating results, and relationships with customers, suppliers, competitors and others, (v) risks that the proposed Merger may disrupt the Company’s current plans and business operations, (vi) potential difficulties retaining employees as a result of the proposed Merger, (vii) risks related to the diverting of management’s attention from the Company’s ongoing business operations, and (viii) the outcome of legal proceedings instituted against the Company related to the Merger Agreement or the proposed Merger. There are a number of important, additional factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the factors described in the Company’s Annual Report on Form 10-K for the year ended January 28, 2017 and its most recent quarterly report filed with the SEC. The Company disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this filing, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAPLES, INC.

	By:	/s/ Christine T. Komola
Christine T. Komola
Executive Vice President and Chief Financial Officer
Date: August 28, 2017

Exhibit Index

Exhibit Number	Description
4.1	Indenture, dated as of August 28, 2017, between Arch Merger Sub Inc. and Wells Fargo Bank, National Association, as trustee.
4.2	Form of 8.500% Senior Notes due 2025 (included in Exhibit 4.1).